Post employment benefits	12 Months Ended
Jun. 30, 2018
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Post employment benefits

13. Post employment benefits

Accounting policies

The group’s principal pension funds are defined benefit plans. In addition, the group has defined contribution plans, unfunded post employment medical benefit liabilities and other unfunded defined benefit post employment liabilities. For post employment plans, other than defined contribution plans, the amount charged to operating profit is the cost of accruing pension benefits promised to employees over the year, plus any changes arising on benefits granted to members by the group during the year. Net finance charges comprise the net deficit/asset on the plans at the beginning of the year, adjusted for cash flows in the year, multiplied by the discount rate for plan liabilities. The differences between the fair value of the plans’ assets and the present value of the plans’ liabilities are disclosed as an asset or liability on the consolidated balance sheet. Any differences due to changes in assumptions or experience are recognised in other comprehensive income. The amount of any pension fund asset recognised on the balance sheet is limited to any future refunds from the plan or the present value of reductions in future contributions to the plan.

Contributions payable by the group in respect of defined contribution plans are charged to operating profit as incurred.

Critical accounting estimates and judgements

Application of IAS 19 requires the exercise of estimate and judgement in relation to various assumptions.

Diageo determines the assumptions on a country by country basis in conjunction with its actuaries. Estimates are required in respect of uncertain future events including the life expectancy of members of the funds, salary and pension increases, future inflation rates, discount rates and employee and pensioner demographics. The application of different assumptions could have a significant effect on the amounts reflected in the income statement, other comprehensive income and the balance sheet. There may be interdependencies between the assumptions.

Where there is an accounting surplus on a defined benefit plan management judgement is necessary to determine whether the group can obtain a refund of the surplus by reducing future contributions to the plan.

(a) Post employment benefit plans

The group operates a number of pension plans throughout the world, devised in accordance with local conditions and practices. The majority of the plans are defined benefit plans and are funded by payments to separately administered trusts or insurance companies. The group also operates a number of plans that are generally unfunded, primarily in the United States, which provide employees post employment medical benefits.

The principal plans are in the United Kingdom, Ireland and the United States where benefits are based on employees’ length of service and salary at retirement. All valuations were performed by independent actuaries using the projected unit credit method to determine pension costs. The most recent funding valuations of the significant defined benefit plans were carried out as follows:

Principal plans	Date of valuation
United Kingdom(i)	1 April 2015
Ireland(ii)	31 December 2015
United States	1 January 2018

(i)

The triennial valuation of the Diageo Pension Scheme (the UK Scheme) as at 1 April 2018 is in progress and the results of this valuation are expected to be agreed by Diageo and the trustee later in calendar year 2018. The Diageo Pension Scheme (the UK Scheme) closed to new members in November 2005. Employees who have joined Diageo in the United Kingdom since the defined benefit scheme closed had been eligible to become members of the Diageo Lifestyle Plan (a cash balance defined benefit pension plan) until 1 January 2018. Since then new employees have been eligible to become members of a Diageo administered defined contribution plan. From 1 April 2018 there were changes to the future benefits earnt by employees in the UK Scheme. The changes impact the ongoing service cost but not the benefits earnt by the members as at 31 March 2018.

(ii)

The Guinness Ireland Group Pension Scheme in Ireland (the Irish Scheme) closed to new members in May 2013. Employees who have joined Diageo in Ireland since the defined benefit scheme closed have been eligible to become members of Diageo administered defined contribution plans.

The assets of the UK and Irish pension plans are held in separate trusts administered by trustees who are required to act in the best interests of the plans’ beneficiaries. For the UK Scheme, the trustee is Diageo Pension Trust Limited. As required by legislation, one-third of the directors of the Trust are nominated by the members of the UK Scheme, member nominated directors are appointed from both the pensioner member community and the active member community. For the Irish Scheme Diageo Ireland makes four nominations and appoints three further candidates nominated by representative groupings.

The amounts charged to the consolidated income statement for the group’s defined benefit post employment plans and the consolidated statement of comprehensive income for the three years ended 30 June 2018 are as follows:

	2018 £ million	2017 £ million	2016 £ million
Current service cost and administrative expenses	(123)	(133)	(112)
Past service gains	33	14	1
Gains on curtailments and settlements	6	10	1
Charge to operating profit	(84)	(109)	(110)
Net finance charge in respect of post employment plans	(11)	(25)	(5)

Charge before taxation(i)	(95)	(134)	(115)

Actual returns less amounts included in finance income	312	973	61
Experience (losses) / gains	(30)	58	91
Changes in financial assumptions	108	(466)	(1,066)
Changes in demographic assumptions	69	86	62

Other comprehensive income/(loss)	459	651	(852)
Changes in the surplus restriction	(2)	1	—

Total other comprehensive income/(loss)	457	652	(852)

(i) The charge before taxation in respect of the following countries is:

	2018 £ million	2017 £ million	2016 £ million
United Kingdom	(49)	(67)	(50)
Ireland	1	(15)	(19)
United States	(29)	(34)	(27)
Other	(18)	(18)	(19)

	(95)	(134)	(115)

In addition to the charge in respect of defined benefit post employment plans, contributions to the group’s defined contribution plans were £18 million (2017 – £17 million; 2016 – £16 million).

The movement in the net (deficit)/surplus for the two years ended 30 June 2018 is set out below:

	Plan assets £ million	Plan liabilities £ million	Net (deficit)/surplus £ million
At 30 June 2016	8,256	(9,447)	(1,191)
Exchange differences	99	(135)	(36)
Charge before taxation	173	(307)	(134)
Other comprehensive income/(loss)(i)	973	(322)	651
Contributions by the group	220	—	220
Employee contributions	8	(8)	—
Benefits paid	(503)	503	—

At 30 June 2017	9,226	(9,716)	(490)
Exchange differences	(1)	1	—
Charge before taxation	227	(322)	(95)
Other comprehensive income(i)	312	147	459
Contributions by the group	192	—	192
Employee contributions	6	(6)	—
Benefits paid	(652)	652	—

At 30 June 2018	9,310	(9,244)	66

(i)	Excludes surplus restriction.

The plan assets and liabilities by type of post employment benefit and country is as follows:

	2018		2017
	Plan assets £ million	Plan liabilities £ million	Plan assets £ million	Plan liabilities £ million
Pensions
United Kingdom	6,792	(6,032)	6,789	(6,680)
Ireland	1,745	(2,148)	1,663	(1,952)
United States	525	(505)	522	(516)
Other	180	(215)	178	(215)
Post employment medical	1	(259)	2	(263)
Other post employment	67	(85)	72	(90)

	9,310	(9,244)	9,226	(9,716)

The balance sheet analysis of the post employment plans is as follows:

	2018		2017
	Non- current assets(i) £ million	Non- current liabilities £ million	Non- current assets(i) £ million	Non- current liabilities £ million
Funded plans	935	(593)	281	(492)
Unfunded plans	—	(279)	—	(280)

	935	(872)	281	(772)

(i)	Includes surplus restriction of £3 million (2017 – £1 million).

(b) Principal risks and assumptions

The material post employment plans are not exposed to any unusual, entity specific or scheme specific risks but there are general risks:

Inflation – the majority of the plans’ obligations are linked to inflation. Higher inflation will lead to increased liabilities which is partially offset by the plans holding inflation linked gilts, swaps and caps against the level of inflationary increases.

Interest rate – The plan liabilities are determined using discount rates derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities though this will be partially offset by an increase in the value of the bonds held by the post employment plans.

Mortality – The majority of the obligations are to provide benefits for the life of the members and their partners, so any increase in life expectancy will result in an increase in the plans’ liabilities.

Asset returns – Assets held by the pension plans are invested in a diversified portfolio of equities, bonds and other assets. Volatility in asset values will lead to movements in the net deficit/surplus reported in the consolidated balance sheet for post employment plans which in addition will also impact the post employment expense in the consolidated income statement.

The following weighted average assumptions were used to determine the group’s deficit/surplus in the main post employment plans at 30 June in the relevant year. The assumptions used to calculate the charge/credit in the consolidated income statement for the year ended 30 June are based on the assumptions disclosed as at the previous 30 June.

	United Kingdom			Ireland			United States(i)
	2018%	2017%	2016%	2018%	2017%	2016%	2018%	2017%	2016%
Rate of general increase in salaries(ii)	4.3	4.4	4.0	3.2	3.0	2.8	—	—	—
Rate of increase to pensions in payment	3.3	3.4	3.1	2.0	1.7	1.6	—	—	—
Rate of increase to deferred pensions	2.1	2.2	1.8	1.8	1.6	1.4	—	—	—
Discount rate for plan liabilities	2.8	2.6	2.9	1.7	2.1	1.4	4.1	3.7	3.5
Inflation - CPI	2.1	2.2	1.8	1.8	1.6	1.4	2.1	1.8	1.4
Inflation - RPI	3.1	3.2	2.8	—	—	—	—	—	—

(i)	The salary increase assumption in the United States is not a significant assumption as only a minimal amount of members’ pension entitlement is dependent on a member’s projected final salary.
(ii)	The salary increase assumptions include an allowance for age related promotional salary increases.

For the principal UK and Irish pension funds, the table below illustrates the expected age at death of an average worker who retires currently at the age of 65, and one who is currently aged 45 and subsequently retires at the age of 65:

	United Kingdom(i)			Ireland(ii)			United States
	2018 Age	2017 Age	2016 Age	2018 Age	2017 Age	2016 Age	2018 Age	2017 Age	2016 Age
Retiring currently at age 65
Male	86.1	86.3	86.4	86.4	86.3	86.2	86.0	85.9	86.3
Female	88.4	88.1	88.3	89.2	89.0	88.9	88.0	87.9	88.3
Currently aged 45, retiring at age 65
Male	88.2	88.2	88.6	89.4	89.2	89.1	87.6	87.5	88.0
Female	90.5	90.5	91.2	92.1	91.9	91.8	89.6	89.5	89.9

(i)	Based on the CMI’s latest SAPS mortality tables with scaling factors based on the experience of the plan and where people live, with suitable future improvements.
(ii)	Based on the ‘00’ series of mortality tables with scaling factors based on the experience of the plan and with suitable future improvements.

For the significant assumptions, the following sensitivity analyses estimate the potential impacts on the consolidated income statement for the year ended 30 June 2018 and on the plan liabilities at 30 June 2018:

	United Kingdom			Ireland			United States and other
Benefit/(cost)	Operating profit £ million	Profit after taxation £ million	Plan liabilities(i) £ million	Operating profit £ million	Profit after taxation £ million	Plan liabilities(i) £ million	Operating profit £ million	Profit after taxation £ million	Plan liabilities(i) £ million
Effect of 0.5% increase in discount rate	5	21	512	3	4	190	1	1	32
Effect of 0.5% decrease in discount rate	(6)	(19)	(575)	(4)	(4)	(220)	(1)	(1)	(35)
Effect of 0.5% increase in inflation	(5)	(15)	(462)	(4)	(6)	(197)	—	(1)	(12)
Effect of 0.5% decrease in inflation	5	13	408	3	5	169	—	1	11
Effect of one year increase in life expectancy	(1)	(6)	(259)	(1)	(2)	(89)	—	(1)	(25)

(i)	The estimated effect on the liabilities excludes the impact of any interest rate and inflation swaps held by the pension plans.
(1)

The sensitivity analyses above have been determined based on reasonably possible changes of the respective assumptions and may not be representative of the actual change. Each sensitivity is calculated on a change in the key assumption while holding all other assumptions constant. The sensitivity to inflation includes the impact on all inflation linked assumptions (e.g. pension increases and salary increases where appropriate).

Guaranteed minimum pension in the United Kingdom

Prior to 6 April 1997, individuals who contracted out of the UK State Second Pension were entitled to a Guaranteed Minimum Pension (GMP). Men accrued GMP at different rates on different terms to women. There is a current court case, not involving Diageo, challenging the potential unequal treatment of GMP for men and women which may lead to additional liabilities in the DPS. No allowance has been made for any additional provision which may be required in relation to GMP equalisation in the IAS 19 defined benefit obligation as at 30 June 2018 as it not possible to meaningfully quantify any additional provision pending the outcome of the legal proceedings.

(c) Investment and hedging strategy

The investment strategy for the group’s funded post employment plans is determined locally by the trustees of the plan and/or Diageo, as appropriate, and takes account of the relevant statutory requirements. The objective of the investment strategy is to achieve a target rate of return in excess of the movement on the liabilities, whilst taking an acceptable level of investment risk relative to the liabilities. This objective is implemented by using the funds of the plans to invest in a variety of asset classes that are expected over the long term to deliver a target rate of return. The majority of the investment strategies have significant amounts allocated to equities, with the intention that this will result in the ongoing cost to the group of the post employment plans being lower over the long term, within acceptable boundaries of risk. Significant amounts are invested in bonds in order to provide a natural hedge against movements in the liabilities of the plans. At 30 June 2018, approximately 42% and 79% (2017 – 38% and 78%) of the UK Scheme’s liabilities were hedged against future movements in interest rates and inflation, respectively, through the combined effect of bonds and swaps. At 30 June 2018, approximately 45% and 72% (2017 – 36% and 68%) of the Irish Scheme’s liabilities were hedged against future movements in interest rates and inflation, respectively, through the combined effect of bonds and swaps.

The discount rates used are based on the yields of high quality fixed income investments. For the UK plans, which represent approximately 65% of total plan liabilities, the discount rate is determined by reference to the yield curves of AA-rated corporate bonds for which the timing and amount of cash outflows are similar to those of the plans. A similar process is used to determine the discount rates used for the non-UK plans.

An analysis of the fair value of the plan assets is as follows:

	2018				2017
	United Kingdom £ million	Ireland £ million	United States and other £ million	Total £ million	United Kingdom £ million	Ireland £ million	United States and other £ million	Total £ million
Equities
Quoted	758	316	242	1,316	902	367	296	1,565
Unquoted and private equity	399	1	18	418	365	2	19	386
Bonds
Fixed-interest government	133	103	42	278	193	153	50	396
Inflation-linked government	1,063	262	1	1,326	1,036	182	—	1,218
Investment grade corporate	934	344	363	1,641	998	277	337	1,612
Non-investment grade	147	49	16	212	230	51	17	298
Loan securities	1,112	303	—	1,415	956	222	—	1,178
Repurchase agreements	2,799	—	—	2,799	2,812	—	—	2,812
Liability driven investment (LDI)	139	50	—	189	122	69	—	191
Property – unquoted	689	94	1	784	641	121	1	763
Hedge funds	68	138	—	206	—	151	—	151
Interest rate and inflation swaps	(1,415)	70	—	(1,345)	(1,440)	41	—	(1,399)
Cash and other	(34)	15	90	71	(26)	27	54	55

Total bid value of assets	6,792	1,745	773	9,310	6,789	1,663	774	9,226

(1)

The asset classes include some cash holdings that are temporary. This cash is likely to be invested imminently and so has been included in the asset class where it is anticipated to be invested in the long term.

(2)	At 30 June 2017 the Irish Scheme’s plan assets included £0.5 million invested in the ordinary shares of Diageo plc.

Total cash contributions by the group to all post employment plans in the year ending 30 June 2019 are estimated to be approximately £200 million.

(d) Deficit funding arrangements

UK plans

In the year ended 30 June 2011 the group established a Pension Funding Partnership (PFP) in respect of the UK Scheme. Whisky inventory was transferred into the partnership but the group retains control over the partnership which at 30 June 2018 held inventory with a book value of £647 million (2017 – £532 million). The partnership is fully consolidated in the group financial statements. The UK Scheme has a limited interest in the partnership and, as a partner, is entitled to a distribution from the profits of the partnership which for the year ended 30 June 2018 was £25 million (2017 – £25 million) and is expected to be approximately the same amount for the next six years.

In 2024 the group will be required, dependent upon the funding position of the UK Scheme at that time, to pay an amount not greater than the actuarial deficit at that time, up to a maximum of £430 million in cash, to purchase the UK Scheme’s interest in the partnership. If the UK Scheme is in surplus at an actuarial triennial valuation without allowing for the value of the PFP, then Diageo can exit the PFP with the agreement of the trustees. The group has also agreed to make conditional contributions if the deficit at the 2018 actuarial triennial valuation is in excess of £84 million. These additional contributions would be payable to the UK Scheme by 31 March 2019, or within one month of completion of the 2018 valuation if later.

Irish plans

The group has also agreed a deficit funding arrangement with the trustees of the Irish Scheme under which it contributes to the Irish Scheme €23 million (£20 million) per annum until the year ending 30 June 2028. The agreement also provides for additional cash contributions into escrow of up to €135 million (£119 million) if the deficit is not reduced at each triennial valuation to agreed limits up to 2027. As part of this funding plan, Diageo has also granted to the Irish Scheme a contingent asset comprising mortgages over certain land and buildings and fixed and floating charges over certain receivables of the group up to a value of €200 million (£177 million). Following the actuarial triennial valuation as of 31 December 2015, the group made additional cash contributions of €32 million (£28 million) during the year ended 30 June 2017, €9 million (£8 million) in the year ended 30 June 2018 and is expected to pay €9 million (£8 million) in the year ending 30 June 2019. The group has also agreed to make conditional payments up to a maximum of €29 million (£26 million) if the deficit on the plan is greater than €232 million (£205 million) at the 2018 actuarial triennial valuation. Any conditional payments would be made equally over the three years after the 31 December 2018 actuarial triennial valuation has been agreed.

(e) Timing of benefit payments

The following table provides information on the timing of the benefit payments and the average duration of the defined benefit obligations and the distribution of the timing of benefit payments:

	United Kingdom		Ireland		United States
	2018 £ million	2017 £ million	2018 £ million	2017 £ million	2018 £ million	2017 £ million
Maturity analysis of benefits expected to be paid
Within one year	575	347	75	76	49	57
Between 1 to 5 years	1,144	1,079	370	374	187	243
Between 6 to 15 years	2,575	2,800	751	742	380	366
Between 16 to 25 years	2,196	2,511	727	701	242	234
Beyond 25 years	3,325	4,201	1,260	1,170	207	198

Total	9,815	10,938	3,183	3,063	1,065	1,098

	years	years	years	years	years	years
Average duration of the defined benefit obligation	19	19	19	19	10	10

The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including inflation. They are disclosed undiscounted and therefore appear large relative to the discounted value of the plan liabilities recognised in the consolidated balance sheet. They are in respect of benefits that have accrued at the balance sheet date and make no allowance for any benefits accrued subsequently.

(f) Related party disclosures

Information on transactions between the group and its pension plans is given in note 20.